Other non-current assets	12 Months Ended
Dec. 31, 2025
Subclassifications of assets, liabilities and equities [abstract]
Other non-current assets	Other non-current assets
The following is a table summarizing the components of our Other non-current assets as of December 31, 2025 and 2024:

	At December 31,
In thousands of U.S. dollars	2025	2024
Scorpio LR2 Pool Ltd. pool working capital contributions (1)	$19,550	$22,100
Scorpio MR Pool Ltd. pool working capital contributions (1)	14,800	16,400
Scorpio Handymax Tanker Pool Ltd. pool working capital contributions (1)	5,294	5,661
Mercury Pool Limited pool working capital contributions (1)	—	1,600
Working capital contributions to Scorpio Pools	39,644	45,761

Investment in dual fuel tanker joint venture (2)	13,023	12,551
Capitalized loan fees (3)	6,817	—
Other	350	—
	$59,834	$58,312
 (1)    Upon entrance into the Scorpio Pools, all vessels are required to make initial working capital contributions of both cash and bunkers. Initial working capital contributions are repaid, without interest, upon a vessel’s exit from the pool. Bunkers on board a vessel exiting the pool are credited against such repayment at the actual invoice price of the bunkers. For all owned vessels, we assume that these contributions will not be repaid within 12 months and are thus classified as non-current within Other Assets on the consolidated balance sheets. For chartered-in vessels we classify the amounts as current (within Accounts Receivable) or non-current (within Other Assets) according to the expiration of the contract.
(2)     In August 2021, we acquired a minority interest in a portfolio, which at the time consisted of nine product tankers, including five dual-fuel MR methanol tankers (built between 2016 and 2021) which, in addition to traditional petroleum products, are designed to both carry methanol as a cargo and to consume it as a fuel, and four ice class 1A LR1 product tankers (two of which were sold during the fourth quarter of 2021 and one of which was sold during the third quarter of 2024). The dual-fuel MR methanol tankers are currently on long-term time charter contracts. As part of this agreement, we acquired a 50% interest in a joint venture that ultimately has a minority interest in the entities that own the vessels for final consideration of $6.7 million.
We account for our interest in this joint venture using the equity method pursuant to IFRS 11 - Joint arrangements. Under this guidance, the investment is initially measured at cost, and the carrying amount of the investment is adjusted in subsequent periods based on our share of profits or losses from the joint venture (adjusted for any fair value adjustments made upon initial recognition). Any distributions received from the joint venture reduce the carrying amount.
In November 2022, we contributed an additional $1.75 million to the joint venture to increase the joint venture's ownership interest in one of the LR1 tankers and during 2024 we contributed an additional $1.9 million to fund the purchase of an additional vessel.
The joint venture issued cash distributions of $3.6 million and $8.9 million during the years ended December 31, 2025 and 2024, respectively.
We recorded $4.1 million and $7.7 million (including a gain of $2.8 million on the sale of a vessel) as our share of net income resulting from this joint venture during the years ended December 31, 2025 and 2024, respectively.
(3)    Represents the unamortized debt issuance costs on the 2025 $500.0 Million Revolving Credit Facility. These fees are being amortized over the term of the revolving credit facility under the effective interest method. They are reclassified as deferred financing fees (net of debt) to the extent the loan is drawn.